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                                                               Exhibit 99(c)

         THIS TRANSFER AND ASSUMPTION AGREEMENT (this "Agreement"), made and effective the 1st day of January, 2002 (the "Effective Date"), by and between FOLKSAM INTERNATIONAL INSURANCE COMPANY LTD. (PUBL), Reg. No. 502006-1650 a stock insurance company organized and existing under the laws of Sweden (the "Company"), and FUND AMERICAN REINSURANCE COMPANY, LTD., a corporation organized and existing under the laws of Bermuda (the "Reinsurer").

                                WITNESSETH THAT:

         WHEREAS, pursuant to a certain Asset Purchase Agreement, by and between the Company, certain affiliates named therein and the Reinsurer (the "Asset Purchase Agreement"), the parties thereto have agreed, subject to the terms and conditions herein, to transfer certain parts of the reinsurance operations of the Company to the Reinsurer;

         WHEREAS, it is the intent of the parties hereto that the Reinsurer shall completely replace and be substituted for the Company in all respects under the certain Treaties (as defined herein) and certain Retrocession Agreements (as defined herein);

         WHEREAS, this Agreement has been approved by the necessary regulatory authorities as provided in the Asset Purchase Agreement; and the Reinsurer is duly licensed as contemplated herein;

         THEREFORE, in consideration of the mutual covenants hereinafter set forth and subject to the terms and conditions stated herein, the parties hereto agree as follows:

                                    ARTICLE I

                         BUSINESS ASSUMPTIVELY REINSURED

         1. The Company hereby cedes and transfers to the Reinsurer, and the Reinsurer hereby assumes from the Company the "Treaty Liabilities" (as defined in Article V below) arising under the Treaty or Treaties. The terms "Treaty" or "Treaties" shall mean (i) all binders, riders, facultative certificates, treaties, contracts of reinsurance and insurance policies underwritten by the Singapore Branch of the Company with an effective date prior to January 1, 2002 and (ii) those Treaties underwritten from the Stockholm office of the Company which the Reinsurer has agreed to assume and the ceding company has agreed to transfer pursuant to this Agreement (the "Schedule of Assumed Treaties"). The Company shall provide on December 5, 2001, a list of Treaties proposed for renewal in the Stockholm office together with the relevant

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financial history of the prior underwriting years proposed to be assumed by the
Reinsurer. Such list (the "Proposed Stockholm Assumed Business") shall provide the following information:

         (1) Name of ceding company identity of each Treaty whose Treaty Liabilities may be assumed,

         (2) Estimated Premium booked during 2001,

         (3) Unearned Premium Reserves,

         (4) Loss Reserves (case and IBNR),

         (5) Any Retrocessional recoveries applicable to any Treaty Liabilities.

         The Closing Date Balance Sheet (as defined in the Asset Purchase Agreement) shall include the relevant financial information for the Proposed Stockholm Assumed Business. In the event a Treaty on the Proposed Stockholm Assumed Business is renewed for 2002, the Reinsurer shall, if the ceding company agrees, reinsure such Treaty and at its sole discretion, if the ceding company agrees, assume the Treaty Liabilities related to the history of such renewed Treaty which history shall be subject to the indemnities provided for herein. In the event a Treaty is not renewed, the Reinsurer shall have the option of assuming prior year Treaty Liabilities for those Treaties on the Proposed Stockholm Assumed Business together with the related Purchased Assets in a like amount, which history and Purchased Assets shall also be subject to the indemnities provided for in the Asset Purchase Agreement.

         Notwithstanding the Reinsurer's option to assume the history of the Treaties on the Proposed Stockholm Assumed Business list, the Company shall have the right to decline to transfer the history on the Treaties from the Proposed Stockholm Assumed Business list in an amount not to exceed 20 (twenty) % of the Loss Reserves on such list at the Closing. Provided, however, in the event the Company has renewed a Treaty subject to the Reinsurer's assumption of the history (and the Company has consulted with the Reinsurer on such renewal and assumption of the history in advance of such a renewal), the history for such Treaty shall be transferred to the Reinsurer and shall not be subject to the Company's right to decline the transfer of such history.

         Provided however, Reinsurer shall assume no facultative business underwritten by the Stockholm office prior to January 1, 2002. The parties agree that the Schedule of Assumed Treaties shall be amended from time to time to reflect the addition of Treaties as the Company's business is renewed prior to and after the "Closing" (as such term is defined in the Asset Purchase Agreement) provided that the Reinsurer expressly agrees to assume such Treaties as evidenced by the addition of such Treaties to the Schedule of Assumed Treaties. Except as otherwise provided herein, the Reinsurer shall have no liability with respect to any Treaties, which are not set forth on the Schedule of Assumed Treaties. Furthermore, it is expressly agreed, except as provided for herein, that the Reinsurer shall have no liability for any Treaty UNLESS and UNTIL the client insured or reinsured, as the case may be, agrees to the Reinsurer's assumption of the Treaty or Treaties as provided in the "Notice and Certification of Assumption" as provided in Exhibit A. Provided however, in the event that a ceding company of the Company's Singapore branch does not agree to transfer of the Treaty or Treaty Liabilities to the Reinsurer, then in such event, the Reinsurer, shall 100% reinsure such business and Treaty

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Liabilities from the Company. All "Treaty Liabilities" (as defined in Article V)
for which the Reinsurer shall be liable by virtue of this Agreement shall be subject in all respects to the same terms, rates and conditions, as the Treaties. The Reinsurer accepts and assumes the Treaty Liabilities whether directly assumed or reinsured as provided herein, subject to any and all defenses, offsets/setoff and counterclaims to which the Company would be entitled with respect to such Treaties and, in the case of reinsurance of the Singapore Branch as provided for herein, if applicable, subject to any setoff/offset for any liability of the Company to the Reinsurer under the Asset Purchase Agreement (including any Administrative Service Agreement provided for as part of the Asset Purchase Agreement).

         2. Subject to the ceding company's consent to this Agreement, the Reinsurer shall be the successor to the Company under the Treaties as if such Treaties were original obligations of the Reinsurer. The Reinsurer substitutes itself as of the Effective Date (or such other date as the ceding company and the Reinsurer shall agree) in the place and stead of the Company as if the Reinsurer had originally contracted with the ceding company. The ceding companies who have agreed to this Agreement shall have a direct right of action against the Reinsurer, and the Reinsurer hereby consents to be subject to direct action taken by any ceding company; PROVIDED, HOWEVER, that the rights of any ceding company under any Treaty shall be limited to and consist of those rights set forth in such Treaty (including any endorsement or amendment thereto), and no ceding company shall have the right to receive any greater amount under any Treaty than such ceding company would have had in the absence of this Agreement (except that in assessing such right no effect shall be given to any bankruptcy, liquidation, insolvency, reorganization or moratorium of the Company, or the effect of laws or legal procedures affecting enforcement of creditors' rights against the Company generally). As of the Effective Date, the Reinsurer shall have all rights to subrogation and salvage proceeds from the business reinsured to which the Company is legally entitled. Provided Further, it is expressly understood and agreed by the parties hereto that no such defenses, offsets or counterclaims are waived by the execution of this Agreement or consummation of the transactions contemplated hereunder and the Reinsurer shall be fully subrogated to all such defenses, offsets and counterclaims of the Company to which the Company is legally entitled.

         3. At the Closing, the Company shall deliver to the Reinsurer a list setting forth a list of each Treaty and the address of the cedents or such cedents' brokers of record who have agreed in advance of the Closing to have their Treaty or Treaties assumed by the Reinsurer and for which the Reinsurer has agreed, pursuant to this Agreement, to assume such Treaties and/or Treaty Liabilities. The Reinsurer shall mail a certificate of assumption in the form attached hereto as Exhibit A. (or such other notification requirement as required by law, if any) to the cedent or cedent's broker of record with respect to each Treaty so assumed (if required by law).

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                                   ARTICLE II

                      ASSIGNMENT OF RETROCESSION AGREEMENTS

         Regardless of whether retrocessional reinsurance novation agreements are entered into, the Reinsurer is hereby substituted for and succeeds to all of the rights and liabilities of the Company under any reinsurance and retrocession agreements in effect on the Effective Date which reinsure any Treaty or Treaties (the "Retrocession Agreements") and the Reinsurer is hereby recognized for all purposes as the "Company" thereunder in substitution for the Company. As of the Effective Date, the Company hereby sells, assigns, transfers and conveys, and the Reinsurer hereby purchases, binds and assumes, any and all rights and obligations of the Company under any Retrocession Agreement including amounts held by or which may become due from reinsurers and retrocessionnaires for losses or loss adjustment expenses on the Treaties for which the Reinsurer has assumed liability or for losses paid by the Company on or after the Effective Date. Attached hereto as Exhibit B is a listing of all Retrocession Agreements related to the Treaties.

                                   ARTICLE III

                        CREDIT FOR REINSURANCE FACILITIES

         1. The Reinsurer has from the Closing full power and authority in accordance with the designation of the Reinsurer as attorney-in-fact for the Company pursuant to Article VI hereof for purposes of administering the Treaties, to act for and on behalf of the Company with respect to any and all Credit for Reinsurance Facilities outstanding with respect to the Treaties or any Retrocession Agreements. The Company and the Reinsurer shall each use their commercially reasonable efforts (as defined in the Asset Purchase Agreement) to:

         (1) cause replacement letters of credit (or other acceptable form of credit for reinsurance facility) to be issued for the account of the Reinsurer to any cedent under a Treaty where such cedent is not able to take full statutory credit for the reinsurance assumed by the Reinsurer under such Treaty due to the Reinsurer's licensing status;

         (2) cause the reinsurers and retrocessionnaires of the Company under the Retrocession Agreements to cause replacement letters of credit to be issued in favor, and for the benefit, of the Reinsurer; and

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         (3) amend any reinsurance trust agreements related to the Retrocession
     Agreements to substitute the Reinsurer for the Company as the beneficiary thereunder; PROVIDED, that all fees and other amounts payable to issuing banks and other similar third parties relating to all Credit for Reinsurance Facilities for periods after the Closing shall be for the account of the Reinsurer.

         2. For purposes of this Article III, the term "Credit for Reinsurance Facilities" means any and all reinsurance trusts, letters of credit, statutory deposits, funds withheld deposits and other similar agreements or mechanisms which have been established by, on behalf of, or for the benefit of, the Company in connection with any Treaty or Retrocession Agreement.

                                   ARTICLE IV

                                    TERRITORY

         This Agreement shall apply to Treaties, regardless of the geographic location of the risk, underwritten by the Stockholm office listed on the Schedule of Assumed Treaties amended from time to time and the Treaties of the Singapore branch.

                                    ARTICLE V

                               TREATY LIABILITIES

         The term "Treaty Liabilities" shall mean any and all Liabilities (as defined in the Asset Purchase Agreement) and any and all obligations of the Company arising out of the Treaties (including, without limitation, the reserves for claims and claims expenses, net unearned premium reserves, reinsurance balances payable, contingent commissions, funds withheld and paid losses payable reflected on the Closing Date Balance Sheet (as defined in the Asset Purchase Agreement)), before deduction for all other applicable reinsurance and retrocessions, if any, under the Company's reinsurance programs assumed hereunder.

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                                   ARTICLE VI

                              TREATY ADMINISTRATION

         1. The Reinsurer shall administer and service all Treaties assumed or reinsured under this Agreement after the Closing Date. The Company grants to the Reinsurer authority (exclusive of the Company) in all matters relating to contract administration including but not limited to contract changes, reinstatements, rate changes, contract renewals, commissions, audits and administrative procedures. The Reinsurer shall bear all expenses related to such administration after the Closing. With respect to the rights, duties, privileges and obligations of the Company, and in order to assist and to more fully evidence the substitution of the Reinsurer in the place and stead of the Company, the Company hereby nominates, constitutes and appoints the Reinsurer as the attorney-in-fact of the Company with respect to the rights, duties, privileges and obligations of the Company in and to the Treaties and the Retrocession Agreements, with full power and authority to act in the name, place and stead of the Company with respect to the Treaties and the Retrocession Agreements, including without limitation, the power, without reservation, to service all contracts, to adjust, to defend, to compromise, to settle and to pay all claims, to recover salvage and subrogation for any losses incurred under any of the Treaties and to take such other and further actions as may be necessary or desirable to effect the transactions contemplated by this Agreement.

         2. The Reinsurer shall have authority and absolute discretion with respect to any and all matters relating to claim settlement, salvage, arbitration, and litigation concerning the Treaties. The Reinsurer shall bear all expenses incurred in connection with the administration of the Treaties.

                                   ARTICLE VII

                                 INDEMNIFICATION

         The Company shall indemnify the Reinsurer as provided for in the Asset Purchase Agreement between the parties hereto.

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                                  ARTICLE VIII

                             PREMIUMS: CONSIDERATION

         1. The Reinsurer shall be entitled to 100% of all premiums and other considerations received on or after the Effective Date by the Company or the Reinsurer with respect to the Treaties. The Company shall promptly remit and hereby assigns to the Reinsurer any premiums and other considerations received by it or its Affiliates on or after the Effective Date in respect of any of the Treaties. Furthermore, with respect to any such remittance, the Company shall also furnish the Reinsurer with appropriate information pertaining thereto (e.g. the nature of the payment, source of funds, Treaty identification and period or periods to which it relates and any special rates or instructions accompanying same). At the Closing, the Reinsurer shall assume the responsibility for billing and collecting premiums.

         2. As consideration for the assumption of the Treaty Liabilities by the Reinsurer, as of the Closing Date, the Company (i) does hereby transfer and assign to the Reinsurer all of its rights, title and interest in all Purchased Assets (as defined in the Asset Purchase Agreement) transferred pursuant to the Asset Purchase Agreement, and (ii) does hereby assign to the Reinsurer, pursuant to Article II hereof, its rights under all applicable Retrocession Agreements.

                                   ARTICLE IX

           RECORDS AND ACCOUNTING AND OWNERSHIP OF THE RENEWAL RIGHTS

         The Company shall forward to the Reinsurer all reports, records, underwriting files, claim files and other information the Reinsurer reasonably believes are required to administer the Treaties and all renewals of the Company which renew on or after the Effective Date. The Company shall cooperate with the Reinsurer in the transfer of the administration of the Treaties and the renewal rights to the Reinsurer; it being the intent of the parties to this Agreement that the rights and obligations of the Company under the Treaties shall become the rights and obligations of the Reinsurer and that the Reinsurer shall succeed to the Company's rights of renewing business on or after the Effective Date. All rights, title and interest in the Treaties and the renewals, reports, records, underwriting files, claim files and any and all information related thereto shall vest in the Reinsurer upon the Closing.

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                                    ARTICLE X

                                   INSOLVENCY

         1. The Treaty Liabilities shall be payable by the Reinsurer in accordance with the terms of this Agreement and without diminution because of the insolvency of the Company.

         2. In the event of Company's insolvency, any amounts payable by the Reinsurer to the Company pursuant to this Agreement shall be payable, without diminution because of such insolvency (except for the right of offset/setoff provided herein), on the basis of claims allowed against the estate of the Company by any court of competent jurisdiction or by the liquidator, receiver or statutory successor of the Company.

                                   ARTICLE XI

                               GENERAL PROVISIONS

         1. All notices and other communications shall be in writing and shall be delivered personally or mailed postage prepaid, certified or registered mail, return receipt requested to the party at the address set forth after its name below or at such different address as such party shall have advised the other party in writing:

IF TO THE REINSURER:      Fund American Reinsurance Company Ltd.
                          Victoria Hall
                          11 Victoria Street
                          HM HX Bermuda
                          Attention: Thomas Kemp
                          Telephone No: 441-297-9726
                          Telecopier: 441-297-9780

                          with a copy under separate cover to:

                          Folksamerica Reinsurance Company
                          One Liberty Plaza
                          New York, NY 10006
                          Attention: Donald A. Emeigh, Jr.
                          Telecopier: (212) 732-5614

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IF TO THE COMPANY:  Folksam International Insurance Company Ltd. (publ)
                    Folksam Building
                    Bohusgatan 14
                    Stockholm, Sweden S-106 60
                    Fax: 011 46 8 772 6160

         Delivery of notices and other communications by FAX shall be effective so long as a confirming copy is mailed to the appropriate address and in the manner set forth above within one (1) Business Day (as defined in the Asset Purchase Agreement) after the FAX transmission.

         2. Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error is rectified immediately upon discovery and will not prejudice the other party.

         3. This Agreement:

         except as otherwise provided in Article I item 2 is not intended to confer any rights upon any person other than the parties hereto and their respective successors and permitted assigns;

         shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; and

         shall be governed by and construed in accordance with the laws of Sweden, other than any conflict of law rules which might result in the application of the laws of any other jurisdiction.

                                   ARTICLE XII

                                   ARBITRATION

         1. Any dispute, controversy or claim arising out of or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be settled by arbitration in accordance with the Rules of the Arbitration Institute of the Stockholm Chamber of Commerce.

         2. The place of arbitration shall be Stockholm, Sweden.

         3. The language to be used in the arbitral proceedings shall be English.

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

         4. The arbitral proceedings under this Agreement shall be joined with any arbitral proceedings between the parties in relation to any of the other agreements, entered into between the parties this day, i.e. Asset Purchase Agreement, the Note (as defined in the Asset Purchase Agreement) and the Administrative Services Agreement.

         5. The parties undertake and agree that all arbitral proceedings conducted by reference to this Article will be kept strictly confidential, and all information disclosed in the course of such arbitral proceedings will be used solely for the purpose of these proceedings.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers on the day and year first above mentioned.

Attest:                                 Fund American Reinsurance Company, Ltd.

-----------------------------------     ---------------------------------------
Name:                                   Name:
                                        Title:

Attest:                                 Folksam International Insurance Company
                                        (publ)

-----------------------------------     ---------------------------------------
Name:                                   Name:
                                        Title:

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

                                    EXHIBIT A

TO CLIENT:

                     NOTICE AND CERTIFICATION OF ASSUMPTION
                                       BY
                     Fund American Reinsurance Company, Ltd.

         Pursuant to the terms of a Transfer and Assumption Agreement, all liability and obligations of Folksam International Insurance Company (publ) ("Folksam International", a Swedish Corporation) under all contracts of assumed treaty and facultative reinsurance listed below and any amendment or modifications thereto (the "Contract or Contracts") will be assumed by Fund American Reinsurance Company, Ltd. ("Fund American", a Bermuda Corporation).

         Contracts Assumed: LIST or Attach separate Schedule if more space needed
     DRAFT NOTE: FILL IN LIST OF TREATIES FOR STOCKHOLM CLIENTS ASSUMED; FOR SINGAPORE, WE CAN JUST SAY "ALL" CONTRACTS FOR A SPECIFIC CLIENT AND WE DO NOT NEED TO LIST

         All terms and conditions of your Contract remain unchanged, except that Fund American shall be substituted as the Reinsurer. All payments, notices, claims and suits or actions on any of the Contracts shall hereafter be made to Fund American as though it were the original Reinsurer.

         Please confirm your agreement to the Assumption to:

                  Anders Henriksson, Managing Director
                  Folksam International Insurance Company (publ)
                  Folksam Building
                  Bohusgatan 14
                  Stockholm, Sweden S-106 60

IN WITNESS WHEREOF, Fund American caused this Notice and Certification to be executed by its duly authorized officers.

                                 BY:
                                    -------------------------------------------
                                    Name:
                                    Title:

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